AMERICAN GENERAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT VUL
                                 EQUIBUILDER
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
       SUPPLEMENT DATED APRIL 17, 2014 TO PROSPECTUS, AS SUPPLEMENTED

     The purpose of this supplement is to notify Policy owners of the proposed reorganization of the AXA Premier VIP Trust Multimanager Aggressive Equity Portfolio (the "Acquired Fund") into the EQ Advisors Trust
Multimanager Aggressive Equity Portfolio (the "Acquiring Fund") (such combination referred to hereinafter as the "Reorganization").

     The Company received notification that the Board of Trustees of the AXA Premier VIP Trust approved an Agreement and Plan of Reorganization pursuant to which the assets of the Acquired Fund will be transferred to the Acquiring Fund in exchange for Acquiring Fund shares having an aggregate net asset value equal to the value of the Acquired Fund's net assets, the Acquiring Fund will assume all the liabilities of the Acquired Fund, the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund and the
Acquired Fund will be terminated.    Acquired Fund shareholders on the
closing date will become shareholders of the Acquiring Fund and receive shares of the Acquiring Fund with a total net asset value equal to that of their shares of the Acquired Fund on the closing date.

     The Reorganization is subject to certain conditions, including approval by shareholders at a meeting expected to be held on or about May 21,
2014. The Reorganization, if approved by the shareholders of the Acquired Fund, is expected to be consummated on or about June 20, 2014 (the "Closing
Date").   If you had account values invested in the Acquired Fund as of
February 28, 2014 (the record date for the shareholders' meeting), proxy materials for the shareholders' meeting will be mailed to you so that you can vote your interests.

     On the Closing Date, the Acquiring Fund will become available as an investment option under the Policies. All Policy accumulation values in the subaccount supported by the Acquired Fund will be automatically transferred into the Acquiring Fund subaccount. Only the underlying Fund will change, not the investment option itself.

     You may transfer your Policy accumulation value in the Acquired Fund investment option to any of the other variable investment options available under your Policy at any time. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact our Administrative Center at the telephone number shown below.

     For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name of the Acquired Fund's investment option. If you have any questions, please contact our Administrative Center at 1-800-340-2765.